© Fifth Third Bank | All Rights Reserved 2Q13 Earnings Conference Call July 18, 2013 Please refer to earnings release dated July 18, 2013 for further information. Exhibit 99.2

This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv,
LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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Cautionary statement

© Fifth Third Bank | All Rights Reserved
2Q13 in review
* Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity  ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
** Non-GAAP measure; see Reg. G reconciliation in appendix.
Significant items in 2Q13 results
$ in MM, except per share data Net income impact
After tax EPS
impact Pre-tax After tax
Gain on sale of Vantiv shares $242 $157
Valuation adjustment on Vantiv warrant $76 $49
Bank-Owned Life Insurance (BOLI) settlement $10 $7
Valuation adjustment on Visa total return swap ($5) ($3)
Increase to litigation reserves ($33) ($27)
Total $183 $0.20
Net income available to common shareholders of $594MM ($0.66 per diluted share), vs. $413MM ($0.46 per share) in
1Q13 and $376MM ($0.40 per share) in 2Q12
— Return on assets of 1.98%; return on average common equity of 17.6%; return on average tangible common equity** of 21.6%
Credit trends remain favorable
— Net charge-offs (NCOs) of $112MM (0.51% of loans and leases) down $21MM (12 bps) vs. 1Q13
— Provision expense of $64MM, up $2MM vs. 1Q13
— Loan loss allowance down $48MM sequentially; allowance to loan ratio of 1.99%, 151% of nonperforming assets (NPAs),
191% of nonperforming loans and leases (NPLs)
— Total NPAs of $1.2B including loans held-for-sale (HFS) down $64MM, or 5%, from 1Q13; NPA ratio of 1.32% down 9 bps from
1Q13, NPL ratio of 1.04% down 7 bps from 1Q13
Strong capital ratios*
— Tier 1 common ratio 9.44%**, down 26 bps sequentially (Basel III pro forma estimate of ~9.10%)
— Tier 1 capital ratio 11.07%, Total capital ratio 14.35%, Leverage ratio 10.41%
— Tangible common equity ratio** of 8.83% excluding unrealized gains/losses; 8.95% including them
— Book value per share of $15.57; tangible book value per share** of $12.71 up 1% from 1Q13 and 7% from 2Q12
— Repurchased ~26MM common shares in 2Q13; avg. diluted share count reduced by 13MM shares including impact from 1Q13 and 2Q13 share repurchases

© Fifth Third Bank | All Rights Reserved
Financial summary
• 2Q13 earnings of $0.66 per share included net $0.22 benefit from sale of Vantiv shares and warrant valuation.
• ROAA of 1.98% including Vantiv-related gains, 1.30% excluding them; ROATCE^ of 21.6% including Vantiv-related gains, 14.1%
excluding them.
•
10th
consecutive quarter of sequential average portfolio loan growth.
Actual
Seq. YOY
($ in millions) 2Q12 1Q13 2Q13 $ % $ %
Average Balances
Commercial loans* $46,886 $49,611 $50,513 $902 2% $3,627 8%
Consumer loans*
35,700 36,292 36,194 (98) - 494 1%
Total loans & leases* $82,586 $85,903 $86,707 $804 1% $4,121 5%
Core deposits
$81,980 $84,920 $85,537 $617 1% $3,557 4%
Income Statement Data
Net interest income (taxable equivalent) $899 $893 $885 ($8) (1%) ($14) (2%)
Provision for loan and lease losses 71 62 64 2 2% (7) (11%)
Noninterest income 678 743 1,060 317 43% 382 56%
Noninterest expense 937 978 1,017 39 4% 80 9%
Net income attributable to Bancorp $385 $422 $603 $181 43% $218 57%
Net income available to common shareholders $376 $413 $594 $181 44% $218 58%
Pre-provision net revenue^ $636 $653 $923 $270 41% $287 45%
Earnings per share, diluted 0.40 0.46 0.66 $0.20 43% $0.26 65%
Net interest margin 3.56% 3.42% 3.33% (9bps) (3%) (23bps) (6%)
Return on average assets 1.32% 1.41% 1.98% 57bps 40% 66bps 50%
Return on average common equity 11.4% 12.5% 17.6% 510bps 41% 620bps 54%
Return on average tangible common equity^ 14.1% 15.4% 21.6% 620bps 40% 750bps 53%
* Excluding loans held-for-sale
^ Non-GAAP measure; See Reg. G reconciliation in appendix
Note: Numbers may not sum due to rounding and percentages in all of the tables in this presentation are calculated on actual dollar amounts not the rounded dollar amounts.
th

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Net interest income
NII and NIM (FTE)
• Net interest income down $8MM from 1Q13 and $14MM from 2Q12
– Sequential decline reflected loan repricing and maturities of interest rate floors, partially offset by the benefit of higher day count, net loan growth and lower interest expense.
– Year-over-year decline reflected lower asset yields partially offset by higher average loan balances, lower long-
term debt expense and run-off in higher-priced CDs.
• NIM declined 9 bps sequentially primarily due to lower loan yields and the maturity of interest rate floors, partially offset by higher securities yields and debt maturity in 2Q13.
* Represents purchase accounting adjustments included in net interest income.
($MM)
Yield Analysis
2Q12 1Q13 2Q13
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 4.13% 3.90% 3.58% (32) (55)
Commercial mortgage loans 3.81% 3.63% 3.65% 2 (16)
Commercial construction loans 3.05% 3.21% 3.41% 20 36
Commercial leases 3.68% 3.38% 3.36% (2) (32)
Residential mortgage loans 4.12% 3.98% 3.91% (7) (21)
Home equity 3.80% 3.74% 3.76% 2 (4)
Automobile loans 3.76% 3.29% 3.16% (13) (60)
Credit card 9.92% 9.67% 9.97% 30 5
Other consumer loans and leases 42.87% 46.77% 39.49% (728) (338)
Total loans and leases 4.26% 4.04% 3.89% (15) (37)
Taxable securities 3.48% 2.98% 3.09% 11 (39)
Tax exempt securities 5.02% 5.44% 5.01% (43) (1)
Other short-term investments 0.24% 0.26% 0.24% (2) -
Total interest-earning assets
4.08% 3.84% 3.73% (11) (35)
Total interest-bearing liabilities 0.73% 0.59% 0.57% (2) (16)
Net interest spread 3.35% 3.25% 3.16% (9) (19)
3.56%
3.56% 3.49%
3.42%
3.33%
$450
$550
$650
$750
$850
$950
2.0%
2.5%
3.0%
3.5%
4.0%
2Q12 3Q12 4Q12 1Q13 2Q13
Net Interest Income (right axis) PAA* NIM
$899
$907
$903 $893
$885

+1% QoQ; +5% YoY
36
36
36
36
36
47
47
48
50
51

+1% QoQ; +4% YoY
6
6
5
5
5
50
49
50
51
51
26
27
29
29
30

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Balance sheet
• C&I loans up 3% sequentially and 15% from 2Q12
– Commercial line utilization of 31%; potential
source of future growth
• CRE loans down 3% sequentially and 13% from 2Q12
• Consumer loans were flat sequentially and up 1%
year-over-year; reflect securitization of ~$500MM of
auto loans in 1Q13
• Average warehoused residential mortgage loans
held-for-sale were $2.7B in 2Q13 versus $2.8B in
1Q13
• Core deposit to loan ratio of 99%
– DDAs up 4% sequentially and up 13% from 2Q12
– Consumer average transaction deposits up 1%
sequentially and 6% year-over-year
– Commercial average transaction deposits up 1%
sequentially and up 4% year-over-year
Average loan growth ($B)^
Average core deposit growth ($B)
86
85
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding
83
82 82
84
84
87
86
83
Commercial Loans
Consumer Loans
2Q12 3Q12 4Q12 1Q13 2Q13
2Q12
3Q12
4Q12
1Q13 2Q13
Demand IBT/Savings/MMDA Consumer CD/Core foreign
• Short-term wholesale borrowings represent only 4%
of total funding

Actual Seq. YOY
2Q12 1Q13 2Q13 $ % $ %
($ in millions)
Service charges on deposits $130 $131 $136 $5 4% $6 4%
Corporate banking revenue 102 99 106 7 7% 4 4%
Mortgage banking net revenue 183 220 233 13 6% 50 28%
Investment advisory revenue 93 100 98 (2) (2%) 5 6%
Card and processing revenue 64 65 67 2 4% 3 6%
Other noninterest income 103 109 414 305 NM 311 NM
Securities gains, net 3 17 - (17) (99%) (3) (96%)
Securities gains, net -
- 2 6 4 NM 6 NM non-qualifying hedges on MSRs
Total noninterest income $678 $743 $1,060
$317
43%
$382
56%
Noninterest income
Noninterest income
Actual
($ in millions) 2Q12 1Q13 2Q13
Gain / (loss) on sale of loans $8 $2 ($0)
Commercial loans HFS FV adjustment (5) (1) (1)
Gain / (loss) on sale of OREO properties (19) (10) (5)
Mortgage repurchase costs (2) (2) (1)
Total credit-related revenue impact ($17) ($10) ($6)
Note: Numbers may not sum due to rounding
© Fifth Third Bank | All Rights Reserved
7
• 2Q13 results included a $242MM gain on the sale of Vantiv shares, a $76MM positive valuation adjustment on the Vantiv warrant, a $10MM benefit from a settlement related to a previously surrendered (BOLI) policy and a $5MM negative valuation on the Visa total return swap.
• 1Q13 results included a $34MM positive valuation adjustment on the Vantiv warrant, $7MM in gains on the sale of certain
FTAM advisory contracts, and a $7MM negative valuation on the Visa total return swap.
• Credit costs recorded in noninterest income:

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Noninterest expense
Noninterest expense
• 2Q13 results included $33 million in charges to increase litigation reserves and a $2 million benefit from the sale of affordable housing investments.
• 1Q13 results included a $9 million benefit from the sale of affordable housing investments and $9 million in charges to increase litigation reserves.
• Credit costs recorded in noninterest expense:
Note: Numbers may not sum due to rounding
Actual
Seq. YOY
2Q12 1Q13
2Q13 $ % $ %
($ in millions)
Salaries, wages and incentives $393 $399
$404
$5 1% 11 3%
Employee benefits
84 114
83
(31)   (27%) (1)      (1%)
Net occupancy expense
74 79
76
(3) (3%) 2 4%
Technology and communications 48 49
50
1         - 2 3%
Equipment expense 27 28
28
- (1%) 1 1%
Card and processing expense 30 31
33
2         6% 3 10%
Other noninterest expense 281 278
343
65     23% 62 22%
Total Noninterest expense $937 $978 $1,017 $39 4% $80 9%
Actual
($ in millions)       2Q12 1Q13 2Q13
Mortgage repurchase expense $18 $20 $20
Provision for unfunded commitments (1) (11) (2)
Derivative valuation adjustments (0) (1) 0
OREO expense 5 4 3
Other problem asset related expenses 19 12 14
Total credit-related operating expenses $40 $24 $35

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Pre-tax pre-provision earnings*
PPNR trend
* Non-GAAP measure.  See Reg. G reconciliation in appendix.
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
^ Prior quarters include similar adjustments.
^^ See Slide 7 and Slide 8 for detailed breakout of credit-related items.
PPNR of $923MM up 41% from 1Q13 levels and up 45% from
prior year
Adjusted PPNR of $631MM, up 5% sequentially and up 6%
from prior year
PPNR reconciliation
Efficiency ratio
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
Income before income taxes (U.S. GAAP) (a) $565 $503 $540 $591 $859
Add: Provision expense (U.S. GAAP) (b) 71 65 76 62 64
PPNR (a) + (b) $636 $568 $616 $653 $923
Adjustments to remove (benefit) / detriment^:
In noninterest income:
Gain from Vantiv IPO (1Q12) and sale of shares (4Q12) - - (157) - (242)
Valuation of 2009 Visa total return swap 11 1 15 7 5
Vantiv warrant & puts (56) 16 19 (34) (76)
Valuation of bank premises moved to HFS 17 - - - -
Litigation reserve additions in revenue 6 - - - -
Sale of certain Fifth Third funds - (13) - (7) -
BOLI settlement - - - - (10)
Securities (gains) / losses (3) (2) (2) (17) -
In noninterest expense:
Debt extinguishment (gains) / losses - 26 134 - -
Sale of certain Fifth Third funds - 2 - - -
FDIC insurance expense (9) - - - -
Gain on sale of affordable housing (8) (5) - (9) (2)
Litigation reserve additions in expense (1) 5 13 9 33
Adjusted PPNR $593 $598 $638 $602 $631
Credit-related items^^:
In noninterest income 17 14 13 10 6
In noninterest expense 40 59 68 24 35
Credit-adjusted PPNR** $650 $671 $719 $636 $672
59% 62% 60% 62%
52%
61%
2Q12 1Q13 2Q13
Efficiency Ratio Adjusted
40
59
68
24
35
$800
$700
$600
$500
$400
$300
$200
$100
$0
2Q12 3Q12 4Q12 1Q13 2Q13
PPNR $636 $568 $616 $653 $923
Noninterest Expense Credit Items Fee Income Credit Items Adjusted
17
14
13
10
6
593
598
638
602
631

$200
$150
$100
$50
$0
Down 16% QoQ; 39% YoY
103
94
91
79
67
78
62
56
54
45
2Q12
3Q12
4Q12
1Q13
2Q13
Commercial
Consumer

Δ

Δ

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Net charge-offs
Net charge-offs by loan type
Net charge-offs by geography
$133
Net charge-offs ($MM)
$112
$181
$MM %
Commercial $45 41%
Consumer $67 59%
Total   $112 100%
$156
Year-over-year charge-offs down significantly due to improving credit trends
$MM %
Florida $13 12%
Michigan 15
14%
Subtotal $28 26%
Other 84         74%
Total $112 100%
Actual
Seq. YOY
($ in millions) 2Q12 1Q13 2Q13 $ % $ %
C&I
$46 $25 $33 $8 32% ($13) (28%)
Commercial mortgage
25 26 10 (16) (58%) (15) (57%)
Commercial construction
- 3 - (3) NM - NM
Commercial lease
7 - 2 2 NM (5) (78%)
Commercial
$78 $54 $45 ($9) (15%) ($33) (42%)
Residential mortgage loans
36 20 15 (5) (29%) (21) (59%)
Home equity
39 30 23 (7) (23%) (16) (41%)
Automobile
7 4 5 1 6% (2) (22%)
Credit card
18 20 19 (1) (3%) 1 6%
Other consumer
3 5 5 - (8%) 2 37%
Consumer
$103 $79 $67 ($12) (17%) ($36) (36%)
Total net charge-offs
$181 $133 $112 ($21) (16%) ($69) (39%)
NCO ratio
0.88%
0.75%
0.70% 0.63% 0.51%
Note: Numbers may not sum due to rounding.
C&I
30%
Home
equity
21%
Auto
4%
Card
17%
Other
consumer
4%
Coml.
mortgage
10%
Coml lease
1%
Residential
mortgage
13%
IN
4%
KY
4%
MI
14%
OH
24%
IL
17%
Other /
National
21%
TN
1%
NC
3%
FL
12%
$147

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Nonperforming assets
• NPAs of $1.2B excluding held-for-sale down
29% year-over-year
• Commercial NPAs of $794MM, down 33% from
the previous year
– Homebuilder / developer NPAs of
$63MM; represent 8% of total
commercial NPAs
• Consumer NPAs of $356MM, down 18% from
the previous year
• NPAs in held-for-sale of $15MM
C&I / Lease
$370MM, 32%
CRE
$424MM, 37%
Residential Mortgage
$312MM, 27%
Other Consumer
$44MM, 4%
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
NPAs exclude loans held-for-sale.
Nonperforming assets ($MM)
$1,286
$1,210
Nonperforming assets continue to improve
$1,150
$1,619
$1,446
$0
$500
$1,000
$1,500
$2,000
2Q12 3Q12 4Q12 1Q13 2Q13
NPA ratio   1.96%             1.73%             1.49%           1.41%            1.32%
437
429
403
382
356
1,182
1,017
883
828
794
Commercial
Consumer
12%
2%
25%
14%
<1%
25%
9%
<1%
13%
28%
2%
4%
2%
5%
10% 5%
20%
24%
40%
8%
3%
4%
12%
4%
18%
11%
18%
3%
9%
10%
8%
29%
16%
7%

NPL Rollforward
Significant improvement in NPL inflows over past year
Note: Numbers may not sum due to rounding
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12
NPL HFI Rollforward
Commercial
2Q12 3Q12 4Q12 1Q13 2Q13
988 983 806 697 639
Transfers to performing 0 (17) (4) (1) (6)
Transfers to performing (restructured) (4) (20) (5) (4) (7)
Transfers to held-for-sale (3) (7)
-
(1) (2)
Loans sold from portfolio (4) (18) (6) (3) (2)
Loan paydowns/payoffs (123) (159) (89) (53) (80)
Transfers to other real estate owned (15) (35) (22) (27) (28)
Charge-offs (79) (62) (55) (54) (45)
Draws/other extensions of credit 20 21 4 5 3
983 806 697 639 623
Consumer
2Q12 3Q12 4Q12 1Q13 2Q13
364 359 347 332 312
Transfers to nonperforming 182 161 146 124 116
Transfers to performing (26) (29) (28) (26) (31)
Transfers to performing (restructured) (40) (37) (34) (29) (28)
Transfers to held-for-sale - - - - -
Loans sold from portfolio - - - - -
Loan paydowns/payoffs (32) (38) (36) (27) (32)
Transfers to OREO/other repossessed property (18) (17) (18) (17) (21)
Charge-offs (72) (53) (47) (46) (30)
Draws/other extensions of credit 1 1 1 1 (1)
359 347 332 312 285
Total NPL 1,342 1,153 1,029 951 909
Total new nonaccrual loans - HFI 385 281 214 204 267
Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL
Transfers to nonperforming
203 120 68
80
151

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Strong reserve position
Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF,STI, USB, WFC, and ZION
Source: SNL and company reports. NPAs / NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION
2Q13 coverage ratios strong
relative to peers (1Q13)
Industry leading reserve levels
Fifth Third
(2Q13)
Peer Median
(1Q13)
($150)
($100)
($50)
$0
$50
$100
$150
$200
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2Q12
3Q12 4Q12 1Q13
2Q13
$181
$156
$147
$133 $112
($110)
($91)
($71) ($71)
($48)
2.45%
2.32%
2.16%
2.08%
1.99%
Additional Provision
Reserves
191%
151%
389%
137%
126%
290%
Reserves / NPLs
Reserves / NPAs
Reserves / Annualized NCOs
Net Charge- offs

Mortgage repurchase overview
— Within recent range of quarterly volatility
— 99% of outstanding balance of loans sold
— 89% of current quarter outstanding claims
— Preponderance of private sales prior to 2006
Repurchase Reserves* ($ in millions)
Outstanding Counterparty Claims ($ in millions)
2Q12 3Q12 4Q12 1Q13 2Q13
Beginning balance $71 $75 $99 $131 $133
Net reserve additions    20 39 47 22 20
Repurchase losses (16) (15) (15) (20) (14)
Ending balance $75 $99 $131 $133 $139
* Includes reps and warranty reserve ($117MM) and reserve for loans sold with recourse ($21MM)
Note: Numbers may not sum due to rounding
% Current           41%           29%           19%           26%           27%
Outstanding Balance of Sold Loans ($ in millions)
Fannie Freddie GNMA Private Total
2003 and Prior $422 $1,876 $131 $141 $2,570
2004 177 679 26 103 985
2005 170 806 35 104 1,116
2006 230 644 32 169 1,075 9%
2007 330 1,059 42 140 1,572
2008 407 794 315 - 1,517
2009 969 4,661 2,414 1 8,045
2010 2,298 5,204 2,288 - 9,790
2011 2,962 5,518 1,854 - 10,333
2012 5,274 10,058 4,376 52 19,760
2013 2,425 4,325 3,504 151 10,405
Grand Total $15,663 $35,625 $15,017 $862 $67,167
1.2%
14
$120
$100
$80
$60
$40
$20
$-
2Q12 3Q12 4Q12 1Q13 2Q13
$96
$73
$66
$47
$53
18
19
19
5
6
79
55
48
42
47
Agencies
Private
Total Claims
2004-2008 vintages account for ~84% of total life to date losses of $422MM from sold portfolio
$9 increase in representation & warranty reserve resulting from new Freddie Mac guidance regarding potential for 2004-2006
repurchase claims
•
•
•
•
•
• 2Q13 balances of outstanding claims increased 13% from 1Q13
Virtually all sold loans and the majority of new claims relate to agencies
Approximately 87% of outstanding balances of the serviced for others portfolio relates to origination activity in 2009 and later
Private claims and exposure relate to whole loan sales (no
outstanding first mortgage securitizations)
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9.5%
9.5%
9.1%
9.3%
9.0%
9.2%
9.1%
8.8%
9.0%
8.8%
2Q12
3Q12
4Q12
1Q13
2Q13
Including securities gains/losses

9.8%
9.7%
9.5%
9.7%
9.4%
Basel III Est. 9.1%**
2Q12
3Q12
4Q12
1Q13
2Q13

12.3%
10.9%
10.7%
10.8%
11.1%
2Q12
3Q12
4Q12
1Q13
2Q13
TruPS redemption impact^^

16.2%
14.8%
14.4%
14.4%
14.3%
2Q12
3Q12
4Q12
1Q13
2Q13
TruPS redemption impact^^

© Fifth Third Bank | All Rights Reserved
Strong capital position
* Non-GAAP measure.  See Reg. G reconciliation in appendix.
** Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
^ Tangible common equity ratio excluding (dark blue) and including (light blue) unrealized securities gains / losses after-tax
^^ Regulatory capital ratios for Fifth Third as of September 30, 2012, excluding the ~135 bps impact of Fifth Third’s call of $1.4B in TruPS in 3Q12
Current period regulatory capital data ratios are estimated.
Capital ratios remained strong during the quarter
Tangible common equity ratio^*
Tier I capital ratio
Total risk-based capital ratio
Tier 1 common equity*
12.2%
16.1%

© Fifth Third Bank | All Rights Reserved
Balance Sheet:
Average loans & leases (excl. HFS)
Average transaction deposits
Income Statement:
Net interest income*
Net interest margin*
Noninterest income
#
Noninterest expense
#
Pre-provision net revenue**
#
ROA
#
Effective tax rate
Asset Quality:
Net charge-offs
Loan loss allowance
^
Nonperforming assets
^
Tier 1 common equity**
^^^
Category
Fifth Third: Outlook
2013 Outlook
#
$82.7B
$78.1B
# 2012 fee income excludes a net $305 million in benefit from gains on Vantiv share issuance, Vantiv warrants, and Vantiv debt refinancing costs. 2012 expense excludes $169 million in FHLB and TruPS debt extinguishment costs. 2012 PPNR and ROA exclude $136 million in net benefits from these items (ROA after tax). 2013 outlook does not include Vantiv share sale and warrant gains totaling $352 million or potential but currently unforecasted items, such as any potential additional Vantiv gains, future capital actions, or change in regulatory guidance for treatment of
Chapter 7 bankrupt borrowers.
* Presented on a fully-taxable equivalent basis.
** Non-GAAP measure.  See Reg. G reconciliation on slides 30-31.
^ Ratio as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review in each period.
^^ As a percentage of loans and leases.
^^^ Current period capital ratios estimated. Tier 1 common equity ratio outlook assumes stable common equity levels managed through asset growth and share repurchases. Repurchases subject to ongoing evaluation under the Federal Reserve’s CCAR process.
2012-Adjusted
#
Outlook as of July 18, 2013;
please see cautionary statement on slide 2 for risk factors related to forward-looking statements
Mid single digit positive growth
Mid single digit positive growth
Down ~$200MM-$225MM (~0.55%
^^
)
Lower vs. 4Q12
Down ~20% vs. 4Q12
$3.6B
3.55% (3.33% 2Q13)
$2.7B
$3.9B
$2.4B
~1.25%
~28.5%
9.51%
$704MM (0.85%
^^
)
$1.9B (2.16%)
$1.3B (1.49%)
Relatively stable
Consistent with FY2012
#
~3.35%
Consistent with FY2012
#
Consistent with FY2012
#
Consistent with FY2012
#
~1.25% +/-
~28.5%

Appendix 17 © Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
Strong mortgage banking results
• Record origination fees and gain on loan
sales in FY12
– Driven by record gain on sale margins
and origination volumes
– MSR valuation adjustments of positive
$72 million offset lower gains on sale
– Gains down $19MM due to lower gain
on sale margins
– Gain on sale margins declined
significantly in June due to rising
mortgage rates
– Impact of higher mortgage rates
– Waning of refinance boom
– Competitive pressure on industry
margins
– Lower HARP volumes
Mortgage originations and gain-on-sale margin*
Mortgage Banking Revenue ($MM)
•Gain-on-sale margin represents gains on all loans originated for sale.
Note:  numbers may not sum due to rounding
$183
$200
$258
$233
$220 7
63
62
64
42 72
183
226
239
169
150
(41)
(22)
(48)
(40)
(52) (53) (51)
2Q12 3Q12 4Q12 1Q13
2Q13
Orig fees and gains on loan sales Gross servicing fees
Servicing rights amortization MSR valuation adjustments
$8
$7
$6
$5
$4
$3
$2
$1
$0
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2Q12
3Q12
4Q12 1Q13
2Q13
Originations for sale Originations HFI Margin*
• 2Q13 mortgage volume a record
• Expect lower mortgage gain on sale
revenue on lower volume due to:
• Potential for better mortgage servicing
results as rates increase
61
62
($B)

© Fifth Third Bank | All Rights Reserved
European Exposure
Sovereigns
Financial
Institutions
Non-Financial
Institutions Total
Total Funded Total Funded Total Funded Total Funded
($ in millions) Exposure Exposure Exposure Exposure Exposure Exposure Exposure
(a)
Exposure
Peripheral Europe
(b)
$ - - 10 - 190 123 200 123
Other Eurozone
(c)
- - 43 27 1,737 1,140 1,780 1,167
Total Eurozone - - 53 27 1,927 1,263 1,980 1,290
Other Europe
(d)
- - 142 64 787 478 929 542
Total Europe $ - - 195 91 2,714 1,741 2,909 1,832
European Exposure
Total exposure includes funded and unfunded commitments, net of collateral; funded exposure excludes unfunded exposure
Peripheral Europe includes Greece, Ireland, Italy, Portugal and Spain
Eurozone includes countries participating in the European common currency (Euro)
Other Europe includes European countries not part of the Euro (primarily the United Kingdom and Switzerland)
Data above includes exposure to U.S. subsidiaries of Europe-domiciled companies
• International exposure primarily related to trade finance and financing activities of U.S. companies with foreign parent or overseas activities of U.S. customers
• No European sovereign exposure (total international sovereign exposure $3MM)
• Total exposure to European financial institutions <$200MM
• Total exposure to five peripheral Europe countries ~$200MM
• ~$1.3B in funded exposure to Eurozone-related companies (~1% of total loan portfolio)

© Fifth Third Bank | All Rights Reserved
Available and contingent borrowing capacity (2Q13):
– FHLB ~$11B available, ~$12B total
– Federal Reserve ~$29B
Holding Company cash at 6/30/13: $1.8B
Cash currently sufficient to satisfy all fixed obligations
in a stressed environment for over 2 years (debt
maturities, common and preferred dividends, interest
and other expenses) without accessing capital markets;
relying on dividends from subsidiaries or any other
discretionary actions
Expected cash obligations over the next 24 months
—
~$783MM common dividends
—
~$74MM Series G preferred dividends
—
~$639MM interest and other expenses
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
S-T
wholesale
8%
Fifth Third Bancorp Fifth Third Capital Trust (Bancorp)
2013 2014 2015 2016 2017 2018 2019 on
$1,250
$500 $500
$2,312
2013 2014 2015 2016 2017 2018 2019 on
$1,447
$500
$700
$600
Equity
12%
Demand
24%
Interest
checking
19%
Consumer
time
3%
Foreign
Office
1%
Non-Core
Deposits
6%
S-T
borrowings
2%
Other
liabilities
5%
L-T debt
6%
Savings/
MMDA
22%

© Fifth Third Bank | All Rights Reserved
Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Of $1.8B in consumer TDRs, $1.7B were on accrual
status and $162MM were nonaccruals
— $1.2B of TDRs are current and have been on the
books 6 or more months; within that, ~$1B of
TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Source:  Fifth Third and OCC/OTS data through 4Q12
Mortgage TDRs that are past due 60 days or more trend by vintage*
$1.4B current consumer TDRs (%)
$1.2
billion
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)
22%
37%
18%
12%
10%
1%
Mortgage TDR Volume by Vintage
2008
2009
2010
2011
2012
2013
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
6
12 18
Months Since Modification
2008 2009
2010
2011 2012
58%
10%
12%
11%
9%
6 months
6-12 months
12-18 months
18-24 months
24+ months

© Fifth Third Bank | All Rights Reserved
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
EOP Balance* $32,612 $33,344 $36,038 $36,757 $37,856
Avg Loans* $32,734 $33,111 $34,301 $36,395 $37,630
90+ days delinquent $2 $1 $1 $1 -
as % of loans 0.01% NM NM NM NM
NPAs* $479 $406 $352 $332 $361
as % of loans 1.47% 1.22% 0.98% 0.90% 0.95%
Net charge-offs $46 $29 $36 $25 $33
as % of loans 0.57% 0.36% 0.42% 0.28% 0.35%
C&I
Commercial & industrial
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 43% of total loans and 29% of net charge-offs
• FL represented 6% of loans, 10% of 2Q13 losses
* Excludes loans held-for-sale.
FL
6%
MI
8%
OH
14%
IN
5%
IL
13%
KY
3%
TN
5%
NC
4%
Other /
National
42%
Auto
Manufacturing
1%
Accommodation
3%
Construction
4%
Finance &
Insurance
14%
Manufacturing
23%
Real Estate
3%
Retail Trade
4%
Auto Retailers
2%
Wholesale
Trade
10%
Other
36%

© Fifth Third Bank | All Rights Reserved
Commercial mortgage
Loans by geography Credit trends
Loans by industry Comments
Commercial mortgage loans represented 10% of total loans
and 9% of net charge-offs
Owner occupied 2Q13 NCO ratio of 0.3%, non-owner occupied
2Q13 NCO ratio of 0.7%
Loans from FL/MI represented 37% of portfolio loans, 49% of
portfolio losses in 2Q13
* Excludes loans held-for-sale.
IN
6%
OH
27%
MI
24%
Wholesale
Trade
4%
Auto Retailers
3%
Retail Trade
5%
Real Estate
38%
Manufacturing
8%
Accommodation
5%
Other
28%
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
EOP Balance* $9,662 $9,348 $9,103 $8,766 $8,443
Avg Loans* $9,810 $9,567 $9,193 $8,965 $8,618
90+ days delinquent $22 $22 $22 - -
as % of loans 0.23% 0.24% 0.24% NM NM
NPAs* $555 $489 $434 $409 $355
as % of loans 5.66% 5.15% 4.69% 4.59% 4.15%
Net charge-offs $25 $28 $17 $26 $10
as % of loans 1.04% 1.15% 0.70% 1.18% 0.50%
Commercial mortgage
Finance &
Insurance
3%
Construction
5%
Auto
Manufacturing
<1%
FL
13%
Other /
National
11%
NC
4%
TN
2%
KY
3%
IL
10%

© Fifth Third Bank | All Rights Reserved
Commercial construction
Loans by geography Credit trends
Loans by industry Comments
• Commercial construction loans represented 1% of total loans and increased 9% from 1Q13
• Loans from FL/MI represented 22% of portfolio loans
* Excludes loans held-for-sale.
MI
12%
OH
21%
IN
3%
IL
14%
KY
3%
TN
3%
NC
4%
Other /
National
30%
FL
10%
Accommodation
1%
Construction
18%
Finance &
Insurance
3%
Manufacturing
1%
Real estate
58%
Retail Trade
1%
Auto  Retailers
1%
Wholesale
Trade
1%
Other
16%
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
EOP Balance* $822 $672 $698 $694 $754
Avg Loans* $873 $742 $686 $695 $713
90+ days delinquent - - $1 -
as % of loans NM NM 0.14% NM NM
NPAs* $141 $110 $88 $78 $69
as % of loans 16.57% 15.77% 12.37% 11.12% 8.88%
Net charge-offs - $4 $4 $3
as % of loans (0.12%) 2.29% 1.91% 1.44% (0.04%)
Commercial construction
-

© Fifth Third Bank | All Rights Reserved
Homebuilders/developers
(included in previous slides)
Loans by geography Credit trends
Loans by industry Comments
Originations of builder/developer loans suspended in 2007
Remaining portfolio balance of $253MM, down 92% from peak
of $3.3B in 2Q08; represents <1% of total loans and <1% of
commercial loans
$63MM of NPAs (60% commercial mortgage, 28% commercial
construction, 12% C&I)
* Excludes loans held-for-sale.
Commercial
mortgage
43%
C&I
26%
Commercial
construction
31%
KY
4%
IL
10%
IN
6%
OH
44%
MI
18%
FL
2%
Other /
National
<1%
NC
10%
TN
6%
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
EOP Balance* $376 $376 $318 $309 $285
90+ days delinquent - - - - -
as % of loans NM NM NM NM NM
NPAs* $114 $104 $88 $79 $63
as % of loans 26.52% 23.96% 24.19% 22.44% 22.00%
Net charge-offs $4 $3 - $1 ($1)
as % of loans 4.37% 2.85% 0.28% 1.57% (0.84%)
Homebuilders/developers

Residential mortgage
1   liens: 100%; weighted average LTV: 72.6%
Weighted average origination FICO: 753
Origination FICO distribution:  <660 6%; 660-689 6%; 690-719 9%;
720-749 14%; 750+ 57%; Other^ 8%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 39%; 70.1-80 37%; 80.1-90 7%;
90.1-95 4%; >95 13%
Vintage distribution: 2013: 14%; 2012 26%; 2011 17%; 2010 9%;
2009 4%; 2008 4%; 2007 5%; 2006 5%; 2005 8%; 2004 and prior
8%
13% originated through broker; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
• Residential mortgage loans represented 14% of total loans
and 13% of net charge-offs
• FL portfolio 13% of residential mortgage loans and 31% of
portfolio losses; MI portfolio 15% of residential mortgage
loans and 18% of portfolio losses
st
26
FL
13%
MI
15%
OH
25%
IN
8%
IL
13%
KY
6%
TN
2%
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
EOP Balance* $11,429 $11,708 $12,017 $12,091 $12,400
Avg Loans* $11,274 $11,578 $11,846 $12,096 $12,260
90+ days delinquent $80 $76 $75 $74 $71
as % of loans 0.70% 0.65% 0.62% 0.61% 0.57%
NPAs* $322 $317 $290 $275 $255
as % of loans 2.82% 2.71% 2.41% 2.27% 2.06%
Net charge-offs $36 $26 $23 $20 $15
as % of loans 1.28% 0.90% 0.77% 0.69% 0.48%
Residential mortgage
NC
5%
Other /
National
13%
© Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
EOP Balance* $1,458 $1,414 $1,366 $1,321 $1,275
90+ days delinquent $17 $16 $14 $13 $11
as % of loans 1.15% 1.16% 1.05% 1.02% 0.89%
Net charge-offs $14 $13 $12 $10 $7
as % of loans 3.76% 3.62% 3.48% 3.08% 2.30%
Home equity - brokered
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
EOP Balance* $8,919 $8,824 $8,652 $8,406 $8,256
90+ days delinquent $50 $49 $44 $40 $37
as % of loans 0.56% 0.55% 0.50% 0.47% 0.44%
Net charge-offs $25 $24 $22 $20 $16
as % of loans 1.14% 1.09% 1.01% 0.93% 0.76%
Home equity - direct
Home equity loans represented  11% of total loans and 21% of net charge-offs
Approximately 13% of portfolio in broker product generated 32% total loss
Approximately one third of Fifth Third 2     liens are behind Fifth Third
1   liens
2005/2006 vintages represent approximately 27% of portfolio; account for 43% of losses
Home equity
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
1   liens: 33%; 2nd liens: 67%
Weighted average origination FICO: 751
Origination FICO distribution^: <660 3%; 660-689 7%; 690-719 13%;
720-749 17%; 750+ 52%; Other 8%
Average CLTV: 73%; Origination CLTV distribution: <=70 40%; 70.1-
80 23%; 80.1-90 19%; 90.1-95 6%; >95 12%
Vintage distribution: 2013: 3%; 2012 5%; 2011 3%; 2010 3%; 2009
4%; 2008 10%; 2007 10%; 2006 14%; 2005 13%; 2004 and prior 35%
% through broker channels: 13% WA FICO: 734 brokered, 754 direct;
WA CLTV: 88% brokered; 71% direct
Other
17%
NC
1%
TN
2%
IL
13%
IN
10%
OH
25%
MI
22%
FL
3%
KY
7%
Other
2%
FL
9%
MI
20%
OH
32%
IN
9%
IL
14%
KY
8%
TN
1%
NC
5%
nd
st
st
Brokered loans by geography Direct loans by geography
Credit trends
Portfolio details Comments

Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by elevated NPA/NCOs in real estate related products
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs
* NPAs exclude loans held-for-sale.
Note: Numbers may not sum due to rounding
28
8%
2%
11%
36%
24%
1%
1%
17%
4%
<1%
14%
39%
32%
3%
8%
4%
9%
1%
25%
22%
5%
<1%
34%
Loans ($B)
% of
FITB
NPAs
($MM)
% of
FITB
NCOs
($MM)
% of
FITB
Commercial loans 2.4 6% 39 11% 3 10%
Commercial mortgage 1.1 13% 93 26% 1 6%
Commercial construction 0.1 10% 24 34% - NM
Commercial lease 0.1 2% 7 88% - NM
Commercial 3.7 7% 164 21% 4 9%
Mortgage 1.7 13% 113 46% 5 31%
Home equity 0.7 8% 11 19% 3 12%
Auto 0.6 5% 1 8% - NM
Credit card 0.1 5% 3 7% 1 6%
Other consumer 0.0 3% - NM 1 13%
Consumer 3.1 8% 127 36% 9 14%
Total 6.8 8% 291 25% 13 12%
Florida
© Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved

Loans ($B)
% of
FITB
NPAs
($MM)
% of
FITB
NCOs
($MM)
% of
FITB
Commercial loans 3.2 8% 33 9% - NM
Commercial mortgage 2.1 24% 93 26% 5 43%
Commercial construction 0.1 12% 8 12% - NM
Commercial lease 0.2 5% 0 3% - NM
Commercial 5.5 11% 134 17% 4 9%
Mortgage 1.9 15% 26 10% 3 18%
Home equity 1.9 20% 9 16% 5 20%
Auto 0.9 7% 1 7% 1 15%
Credit card 0.3 14% 7 18% 2 13%
Other consumer 0.1 20% - NM 1 16%
Consumer 5.0 14% 42 12% 11 17%
Total 10.5 12% 176 15% 15 14%
Michigan
Michigan market*
Deterioration in home price values coupled with weak economy impacted credit results due to frequency of defaults and severity
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs**
* NPAs exclude loans held-for-sale.
** C&I, Commercial Construction, and Commercial Lease net charge-offs resulted in ~$0.5MM net recoveries, which are excluded from this graph.
Note: Numbers may not sum due to rounding
8%
3%
1%
30%
19%
1% 2%
18%
18%
18%
4%
<1%
5%
15%
<1%
5%
5%
16%
4%
29%
29%
17%
53%

Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
June March December September June
2013 2013 2012 2012 2012
Income before income taxes (U.S. GAAP) $859 $591 $540 $503 $565
Add: Provision expense (U.S. GAAP) 64 62 76 65 71
Pre-provision net revenue (a) 923 653 616 568 636
Net income available to common shareholders (U.S. GAAP) 594                             413                             390                             354                             376
Add: Intangible amortization, net of tax 1                                 1                                 2                                 2                                 2
Tangible net income available to common shareholders 595                             414                             392                             356                             378
Tangible net income available to common shareholders (annualized) (b) 2,387                         1,679                         1,559                         1,416                         1,520
Average Bancorp shareholders' equity (U.S. GAAP) 14,221                       13,779                       13,855                       13,887                       13,628
Less: Average preferred stock (717)                           (398)                           (398)                           (398)                           (398)
Average goodwill (2,416)                        (2,416)                        (2,417)                        (2,417)                        (2,417)
Average intangible assets (24)                              (26)                              (28)                              (31)                              (34)
Average tangible common equity (c) 11,064                       10,939                       11,012                       11,041                       10,779
Total Bancorp shareholders' equity (U.S. GAAP) 14,251                       13,882                       13,716                       13,718                       13,773
Less:  Preferred stock (991)                           (398)                           (398)                           (398)                           (398)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,417)                        (2,417)
Intangible assets (23)                              (25)                              (27)                              (30)                              (33)
Tangible common equity, including unrealized gains / losses (d) 10,821                       11,043                       10,875                       10,873                       10,925
Less: Accumulated other comprehensive income / loss (149)                           (333)                           (375)                           (468)                           (454)
Tangible common equity, excluding unrealized gains / losses (e) 10,672                       10,710                       10,500                       10,405                       10,471
Total assets (U.S. GAAP) 123,360                     121,382                     121,894                     117,483                     117,543
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,417)                        (2,417)
Intangible assets (23)                              (25)                              (27)                              (30)                              (33)
Tangible assets, including unrealized gains / losses (f) 120,921                     118,941                     119,451                     115,036                     115,093
Less: Accumulated other comprehensive income / loss, before tax (229)                           (512)                           (577)                           (720)                           (698)
Tangible assets, excluding unrealized gains / losses (g) 120,692                     118,429                     118,874                     114,316                     114,395
Common shares outstanding (h) 851                             875                             882                             897                             919
Ratios:
Return on average tangible common equity (b) / (c) 21.6% 15.4% 14.1% 12.8% 14.1%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.83% 9.03% 8.83% 9.10% 9.15%
Tangible common equity (including unrealized gains/losses) (d) / (f) 8.95% 9.28% 9.10% 9.45% 9.49%
Tangible book value per share (d) / (h) 12.71 12.62 12.33 12.12 11.89
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
June March December September June
2013 2013 2012 2012 2012
Total Bancorp shareholders' equity (U.S. GAAP) $14,251 $13,882 $13,716 $13,718 $13,773
Goodwill and certain other intangibles (2,496) (2,504) (2,499) (2,504) (2,512)
Unrealized gains (149) (333) (375) (468) (454)
Qualifying trust preferred securities 810 810 810 810 2,248
Other 22 23 33 38 38
Tier I capital 12,438 11,878 11,685 11,594 13,093
Less: Preferred stock (991) (398) (398) (398) (398)
Qualifying trust preferred securities (810) (810) (810) (810) (2,248)
Qualifying noncontrolling interest in consolidated subsidiaries (38) (38) (48) (51) (51)
Tier I common equity (a) 10,599 10,632 10,429 10,335 10,396
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 112,330 109,626 109,699 106,858 106,398
Ratio:
Tier I common equity (a) / (b) 9.44% 9.70% 9.51% 9.67% 9.77%
Basel III - Estimated Tier 1 common equity ratio
June
2013
Tier 1 common equity (Basel I) $10,599
Add: Adjustment related to Capital components $86
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) $10,685
Add: Adjustment related to AOCI $149
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) $10,834
Estimated risk-weighted assets under final Basel III rules (e) 117,383
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.10%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.23%
For the Three Months Ended
(c), (d)  Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity.
Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
(e)        Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to past due loans foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capial; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.